EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Columbia Sportswear Company (the “Company”) on Form 10-Q for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Timothy P. Boyle, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operation of the Company.

Dated: May 8, 2007

/s/ TIMOTHY P. BOYLE
Timothy P. Boyle
President and Chief Executive Officer
Columbia Sportswear Company